Exhibit 10.2

FORM OF KNOW LABS, INC.
(the "Company")

INSTRUCTIONS FOR COMPLETION OF INVESTOR REPRESENTATION AND SUITABILITY QUESTIONNAIRE

Item I: Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II: If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III: This Item needs to be read by the investor, but nothing needs to be written here. The Securities are suitable for investment only by prospective investors who are "Accredited Investors."

Item IV: A. Only complete this Item by checking the appropriate line if you are an individual investor.
B. Only complete this Item if you are an entity investor.
C. Only complete this Item if you are a trust investor.

Item V: This Item needs to be read by the investor, but nothing needs to be written here.

Item VI: The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Suitability Questionnaire: You must thoroughly complete the Suitability Questionnaire, in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item IX: You and must sign and date here.

Item X: The Managing Dealer must complete this item and sign to verify that this is a suitable investment for you, as well as for record keeping purposes.

INVESTOR REPRESENTATION AND SUITABILITY QUESTIONNAIRE
KNOW LABS, INC. (THE "COMPANY")

Please read all instructions of this Investor Representation and Suitability Questionnaire (this "Questionnaire") carefully before filling out this Questionnaire. This is a legally binding document. If you need assistance, please call Brinson Lingenfelter at 949-375-6879 or by email at brinson@boustead1828.com.

- When the Questionnaire is complete, mail it and your investment to: 6 Venture, Suite 395, Irvine, CA 92618
  Email: brinson@boustead1828.com

_____Check here if you are sending your subscription funds by wire transfer.

I. ACCOUNTREGISTRATION

☐ Individual Account

☐ Individual Retirement Account (IRA)

☐ Joint Registration
If no box below is checked, we will issue the securities as JTWROS.

☐ Joint Tenants with Rights of Survivorship
☐ Tenants in Common
☐ Tenants by Entirety
☐ Community Property

☐ Trust

☐ Corporation, Partnership, LLC, Pension or Profit Sharing Plan, Association, or Other Entity

PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

______________________ Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary) ________ Date of Birth ☐ ________ Soc. Sec./Tax ID #

______________________ Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant) ________ Date of Birth ☐ ________ Soc. Sec./Tax ID #

______________________ Name of JOINT INVESTOR or CO- TRUSTEE *(if applicable)* ________ Date of Birth ☐ ________ Soc. Sec./Tax ID #

Marital Status (please check one) ☐ Single ☐ Married ☐ Separated ☐ Divorced

$____________________Total Investment Amount

*($[ ] minimum investment unless otherwise approved by the Company).

HOME ADDRESS ☐ **USE THIS ADDRESS FOR MAILING**

______________________ ______________________

City ________ State ________ ZIP+4 ________

Home Phone Number (with Area Code) (_____)____________ Fax Number (with Area Code) ( ) ____________

BUSINESS ADDRESS ☐ **USE THIS ADDRESS FOR MAILING**

______________________ Email Address ________

______________________ Unit Number ________

City ________ State ________ ZIP+4 ________

Business Phone Number (with Area Code) ( )____________ Fax Number (with Area Code) ( ) ____________

II. ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. **YOU MUST COMPLETE THIS ITEM IF THIS IS AN IRA INVESTMENT.**

Name of Firm (Bank or Brokerage): ______________________________

Account Name: ______________________________

Account Number: ______________________________

Address: ______________________________

City, State Zip Code: ______________________________

III. INVESTOR REPRESENTATIONS AND AUTHORIZATIONS

You as an individual or you on behalf of the subscribing entity are being asked to complete this Investor Representation and Suitability Questionnaire so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. **Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.**
Your answers will be kept strictly confidential; however, by signing this Questionnaire, you will be authorizing the Company to present a completed copy of this Questionnaire to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the "Act") or of the securities laws of any state.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:
If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Questionnaires (except if the co-subscriber is your spouse or spousal equivalent) and sign the Signature Page annexed hereto. If your spouse or spousal equivalent is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:
The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the Item IV. Accredited Investor Status).

IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A. INDIVIDUAL ACCOUNTS
I certify that I am an "accredited investor" because:

1. ______I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year;

   OR

2. ________I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence);

   OR

3. ____I am in good standing of the FINRA Series 7, Series 65 or Series 82 licenses;

   OR

4. ____I am a knowledgeable employee of the fund. (*This should only be answered with respect to investments in a private fund*);

   OR

5. _____I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

IV. ACCREDITED INVESTOR STATUS (Continued)

For purposes of this Questionnaire "individual income" means "adjusted gross income" as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the "Code"); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040);
(iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Questionnaire, "joint income" means "adjusted gross income" as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of this Questionnaire, "net worth" means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, excluding your primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; *provided, however*, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that (i) the amount of such indebtedness outstanding at the time of completion of this Questionnaire exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of completion of this Questionnaire.

For the purpose of this Questionnaire, "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.

B. CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OR OTHER ENTITIES (Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, Employee Benefit Plan, or other entity documentation as applicable.)

1. Has the subscribing entity been formed for the specific purpose of investing in the securities? ___YES_____NO

If your answer to question 1 is "No," CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to statement (c) below in order to qualify as an "accredited investor."

The undersigned certifies that:

(a) _____the undersigned entity is an "accredited investor," because it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser;

OR

(b) _____the undersigned entity is an "accredited investor," because it is an employee benefit plan within the meaning of ERISA, Title I that has total assets in excess of $5,000,000;

OR

IV. ACCREDITED INVESTOR STATUS (Continued)

(c) _____the undersigned entity is an "accredited investor, because it is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors **(If you are checking this option, please submit a list of all owners; EACH owner of the entity must complete Item IV and, complete Item V, if applicable, and Item VI. Make copies of this Item IV, Item VI (and V if applicable) to do this and note each owner's name on each copy)**; I am one of its equity owners; and I meet at least one of the conditions described below **(Please also CHECK the appropriate space below):**

_________I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year; **or**

_____I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence);

OR

(d) _____the undersigned entity is an "accredited investor," because it is a self-directed employee benefit plan; I solely make its investment decisions; and I meet at least one of the conditions described below **(Please also CHECK the appropriate space below)**:

_________I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year; **or**

_____I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence);

OR

(e) ____the undersigned entity is an "accredited investor," because it is an organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

OR

(f) ____the undersigned entity is an "accredited investor," because it is a limited liability company, SEC or state -registered Investment Adviser, Exempt Reporting Adviser or a rural business investment company (RBIC) with $5,000,000 in asset;

OR

(g) ____the undersigned entity is an "accredited investor," because it is an Indian tribe, governmental body, fund or any entity organized under the laws of foreign countries, that own "investments," as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000 and that was not formed for the specific purpose of investing in the securities offered;

OR

(h) _____the undersigned entity is an "accredited investor," because it is a family office with at least $5,000,000 in assets under management and their "family clients," as each term is defined under the Investment Advisers Act.

IV. ACCREDITED INVESTOR STATUS (Continued)

C. TRUST ACCOUNTS (Please provide a complete copy of the Trust document.)

1. Has the subscribing entity been formed for the specific purpose of investing in the securities?____YES_____NO

If your answer to question 1 is "No," CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to the statement (c) below in order to qualify as an "accredited investor."

The undersigned trustee certifies that the trust is an "accredited investor" because:

(a) _____the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person," as described in Rule 506(b)(ii) promulgated under the Act; **or**

(b) _____the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; **or**

(c) _____the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described below. **Each grantor must also INITIAL the appropriate space below.**

_____I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year; **OR**

_____I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence).

V. CERTIFICATIONS

I understand that investment in the securities is an **illiquid investment**. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Act and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Questionnaire is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of these securities, including, but not limited to, the risks set forth in the risk factor disclosure document and other Offering Materials provided to me; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information in the transaction documents for this offering and other information provided to the undersigned and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or

V. CERTIFICATIONS (Continued)

agents other than the transaction documents, the term sheet, Risk Factor Disclosure Document, as amended, and the investor presentation provided to the undersigned by the Company related to this investment (collectively, the "Offering Materials") relating to this investment, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities. By my completion of this Questionnaire and execution of other transaction documents, I confirm and agree that I have reviewed and understand the provisions of each such transaction document and, should my subscription be accepted by the Company, agree to be bound thereby.

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth in this Questionnaire; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons completing this Questionnaire and executing all other documents related to the offering, represent that they are duly authorized to complete or execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.

All of the information which I have furnished to the Company and which is set forth in this Questionnaire is correct and complete as of the date of this Questionnaire. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering Materials. I am the only person with a direct or indirect interest in the securities subscribed for hereby.

I agree to indemnify and hold harmless the Company and its Officers, Directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions set forth in the transaction documents. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is completing this Questionnaire, the obligations of each shall be joint and several, and the representations contained in this Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Questionnaire and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

Under penalties of perjury, I certify that (i) my taxpayer identification number shown in this Questionnaire is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

VI. INFORMATION REQUIRED BY FEDERAL LAW

The USA Freedom Act requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1. In the space provided below, please provide details of **where monies were transferred from** to the Company in relation to your subscription for the securities.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

VI. INFORMATION REQUIRED BY FEDERAL LAW (Continued)

Approved Country List

Argentina	Australia	Austria	Belgium	Brazil
Canada	Denmark	Finland	France	Germany
Greece	Gulf Cooperation Council	Hong Kong	*Iceland	Ireland
Italy	Japan	The Netherlands (including the Netherlands Antilles and Aruba)	Luxembourg	Mexico
New Zealand	Norway	Portugal	*Russian Federation	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States			

*Vision Financial Markets will require enhanced due diligence as applicable.

2. If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a) For Individuals:

(i) evidence of name, signature, date of birth and photographic identification;

(ii) evidence of permanent address; and

(iii) where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b) For Companies:

(i) a copy of its certificate of incorporation and any change of name certificate;

(ii) a certificate of good standing;

(iii) a register or other acceptable list of directors and officers;

(iv) a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;

(v) a description of the nature of the business of the company;

(vi) identification, as described above for individuals, for at least two directors and authorized signatories;

(vii) a register of members or list of shareholders holding a controlling interest; and

(viii) identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c) For Partnerships and Unincorporated Businesses:

(i) a copy of any certificate of registration and a certificate of good standing, if registered;

(ii) identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;

(iii) a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and

(iv) a copy of constitutional documents (formation and partnership agreements).

VI. INFORMATION REQUIRED BY FEDERAL LAW (Continued)

(d) **For Trustees:**

(i) identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;

(ii) identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and

(iii) evidence of the nature of the duties or capacity of the trustee.

3. The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds

SUITABILITY QUESTIONNAIRE

This is a speculative investment

(Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor: ______________________________

A. Please provide the below Identification information:

a. ID Number:______________________________

b. Place of Issuance:______________________________

c. Issue Date:__________________

d. Expiration Date:_______________

e. Are you a U.S. Citizen? ☐ Yes ☐ No

Please provide a copy of the photo page of your government-issued identification.

B. Please list all of the educational institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) obtained from each (if any).

From	To	Institution	Degree

C. Please provide the following information concerning your business experience:

C-1. Indicate your principal business experience or other occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)

From	To	Name and Address of Employer	Position

C-2. Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question C-1. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

____

____

____

____

C-3. Describe any significant business you engage in or intend to engage in other than as specified above.

____

____

____

D. Please provide the following information concerning your financial experience:

D-1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Stock & Bonds	☐	☐	☐
Penny Stocks	☐	☐	☐
Government Securities	☐	☐	☐
Municipal (tax-exempt) Securities	☐	☐	☐
Stock options	☐	☐	☐
Commodities	☐	☐	☐
Real estate programs	☐	☐	☐
Private Placements	☐	☐	☐
Other Securities for which no market exists	☐	☐	☐
Limited partnerships (tax deferred)	☐	☐	☐
Investments generally	☐	☐	☐

D-2. For those investments for which you indicated "substantial experience" above, please answer the following additional questions by checking the appropriate box:

(a) Do you make your own investment decisions with respect to such investments? (Please check the appropriate box with respect to your involvement in making investment decisions).

- ☐ Always
- ☐ Usually (i.e. most often)
- ☐ Frequently (i.e. regularly)
- ☐ Rarely

(b) What are your principal sources of investment knowledge or advice? (You may check more than one.)

- ☐ First-hand experience with industry
- ☐ Financial publication(s)
- ☐ Trade or industry publication(s)
- ☐ Banker(s)
- ☐ Broker(s)
- ☐ Investment Adviser(s)
- ☐ Attorney(s)
- ☐ Accountant(s)

D-3. Indicate the value that best represents your current holdings in the following investment types:

(a) Brokerage:

- ☐ Under $25,000
- ☐ $25,001 - $50,000
- ☐ $50,001 - $65,000
- ☐ $65,001 - $100,000
- ☐ $100,001 - $150,000
- ☐ $150,001 - $200,000
- ☐ $200,001 - $250,000
- ☐ $250,001 - $500,000
- ☐ $500,001 - $1,000,000
- ☐ $1,000,001 - $5,000,000
- ☐ Over $5,000,001

(b) Commodities:

- ☐ Under $25,000
- ☐ $25,001 - $50,000
- ☐ $50,001 - $65,000
- ☐ $65,001 - $100,000
- ☐ $100,001 - $150,000
- ☐ $150,001 - $200,000
- ☐ $200,001 - $250,000
- ☐ $250,001 - $500,000
- ☐ $500,001 - $1,000,000
- ☐ $1,000,001 - $5,000,000

☐ Over $5,000,001

(c) REITs/BDCs:

☐ Under $25,000
☐ $25,001 - $50,000
☐ $50,001 - $65,000
☐ $65,001 - $100,000
☐ $100,001 - $150,000
☐ $150,001 - $200,000
☐ $200,001 - $250,000
☐ $250,001 - $500,000
☐ $500,001 - $1,000,000
☐ $1,000,001 - $5,000,000
☐ Over $5,000,001

(d) Private Placements:

☐ Under $25,000
☐ $25,001 - $50,000
☐ $50,001 - $65,000
☐ $65,001 - $100,000
☐ $100,001 - $150,000
☐ $150,001 - $200,000
☐ $200,001 - $250,000
☐ $250,001 - $500,000
☐ $500,001 - $1,000,000
☐ $1,000,001 - $5,000,000
☐ Over $5,000,001

(e) Other Investments:

☐ Under $25,000
☐ $25,001 - $50,000
☐ $50,001 - $65,000
☐ $65,001 - $100,000
☐ $100,001 - $150,000
☐ $150,001 - $200,000
☐ $200,001 - $250,000
☐ $250,001 - $500,000
☐ $500,001 - $1,000,000
☐ $1,000,001 - $5,000,000
☐ Over $5,000,001

D-4. Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash)	☐ Yes	☐ No	Number of years________
Securities (margin)	☐ Yes	☐ No	Number of years________
Commodities	☐ Yes	☐ No	Number of years________

D-5. Risk Tolerance (select one):

☐ Speculative - You are willing to accept substantial risk. May endure extensive volatility and very limited liquidity. Values maximizing long-term returns over principal preservation.

☐ Aggressive - You are willing to accept considerable risk. May endure high volatility and limited liquidity. Values long-term appreciation over principal preservation.

☐ Moderate - You are willing to accept limited risk. May endure some volatility and illiquidity. Values enhancing returns and principal preservation equally. You are willing to risk losing MUCH of your investment.

☐ Low - You are willing to accept low risk for greater stability and liquidity. Values minimizing risk and maximizing principal preservation.

D-6. What is your primary investment objective? (select one)

☐ Investment speculation
☐ Steadily accumulate wealth over the long term
☐ Partially fund my retirement
☐ Other

If Other, please provide other investment objective:

____

____

D-7. Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total Number______________Total Amount Invested: ________________

D-8. What % of your net worth is invested in restricted securities (e.g., private placements):

☐ 0 - 10%
☐ 11 - 20%
☐ 21 – 30%

- ☐ 31 – 40%
- ☐ 41 – 50%
- ☐ 51 – 60%
- ☐ 61 – 70%
- ☐ 71 – 80%
- ☐ 81 – 90%
- ☐ 91 – 100%

D-9. My current net worth, after making this investment and exclusive of homes, furnishings, and automobiles is:

- ☐ Under $25,000
- ☐ $25,001 - $50,000
- ☐ $50,001 - $65,000
- ☐ $65,001 - $100,000
- ☐ $100,001 - $150,000
- ☐ $150,001 - $200,000
- ☐ $200,001 - $250,000
- ☐ $250,001 - $500,000
- ☐ $500,001 - $1,000,000
- ☐ $1,000,001 - $5,000,000
- ☐ Over $5,000,001

D-10. Please indicate your annual income, net worth, and tax rate:

(a) Annual Income

- ☐ Under $25,000
- ☐ $25,000 - $50,000
- ☐ $50,000 - $65,000
- ☐ $65,000 - $100,000
- ☐ $100,000 - $150,000
- ☐ $150,000 - $200,000
- ☐ $200,000 - $250,000
- ☐ $250,000 - $500,000
- ☐ $500,000 - $1,000,000
- ☐ $1,000,000 - $5,000,000
- ☐ Over $5,000,000

(b) Net Worth

- ☐ Under $25,000
- ☐ $25,000 - $50,000
- ☐ $50,000 - $65,000

- ☐ $65,000 - $100,000
- ☐ $100,000 - $150,000
- ☐ $150,000 - $200,000
- ☐ $200,000 - $250,000
- ☐ $250,000 - $500,000
- ☐ $500,000 - $1,000,000
- ☐ $1,000,000 - $5,000,000
- ☐ Over $5,000,000

(c) Liquid Net worth

- ☐ Under $25,000
- ☐ $25,000 - $50,000
- ☐ $50,000 - $65,000
- ☐ $65,000 - $100,000
- ☐ $100,000 - $150,000
- ☐ $150,000 - $200,000
- ☐ $200,000 - $250,000
- ☐ $250,000 - $500,000
- ☐ $500,000 - $1,000,000
- ☐ $1,000,000 - $5,000,000
- ☐ Over $5,000,000

(d) Tax Rate (Highest Marginal)

- ☐ Over 35%
- ☐ 31-35%
- ☐ 26-30%
- ☐ 16-25%
- ☐ 0-15%

D-11. Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

____

____

D-12, Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company offering securities?

☐ Yes ☐ No

D-13. Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branchmanager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes ☐ No

If Yes, please provide the name and contact information for such firm.

D-14. Are you a senior military, governmental or political official in a non-US country?

☐ Yes ☐ No

If Yes, please provide the name of the country.

____.

D-15. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Contact Number

D-16. Time horizon for the investment (# of Months): __________________

D-17. Liquidity Needs (check one): ☐ High ☐ Medium ☐ Low

D-18. Did anyone at Boustead Securities, LLC recommend the investment to you?

☐ Yes ☐ No

If yes, please provide the name of the broker.

____

IX. SIGNATURES

This Questionnaire contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the instructions of this Questionnaire.

☐ **(check if applicable) I hereby certify that I previously invested in the Company and that, unless otherwise indicated in this Questionnaire, the information I provided in the Questionnaire dated for my previous investment continues to be true and correct and is incorporated by reference into this Questionnaire.**

Dated ______________________________________

Print name of individual subscriber, custodian, person, trustee: corporation, trustee:

Signature of individual subscriber, authorized

____ ____

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument:

Signature of co-subscriber, authorized person, co-trustee if required by trust instrument:

____ ____

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to complete the Questionnaire, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box: ☐Yes ☐No ☐Not Applicable

CAPACITY CLAIMED BY SIGNER: (check one box)

☐Individual(s)
☐Partner(s)
☐Corporate Officer:
Title

☐Attorney-In-Fact
☐Trustee(s)
☐Other:___________
Title

X. VERIFICATION OF BROKER DEALER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his, her, or its investment managers, if any, understands the terms of and is able to evaluate the merits of this offering.

I acknowledge:

(a) that I have reviewed the risk factor disclosure, investor presentation and the other Offering Materials and forms of securities presented to me, and attachments (if any) thereto;

(b) that the Questionnaire and other transaction documents have been fully completed and executed by the appropriate party; and

(c) that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer

____
(Name of Broker/Dealer)

____
(Street Address of Broker/Dealer Office)

____
(City of Broker/Dealer Office) (State) (Zip)

(_____)_______(Telephone Number of Broker/Dealer Office)

( )________- ______________________________
(Fax Number of Broker/Dealer Office)

Account Executive

____
(Signature)

____
(Print Name)

____
(Representative I.D. Number)

(Date)

(E-mail Address of Account Executive)